NEXPOINT REAL ESTATE STRATEGIES FUND

Supplement dated December 18, 2019 to the Fund’s Prospectus (“Prospectus”) dated April 30,

2019, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the following change shall be made to the Prospectus.

1.	On page 65 of the Prospectus, the information under the heading “Express Mail” is hereby deleted and replaced with the following:

NexPoint Real Estate Strategies Fund

C/O DST Systems, Inc.

430 W. 7th Street

Kansas City, MO 64105

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

NRES-PROS-SUPP1-1219